UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Item 1: Report to Shareholders

Africa & Middle East Fund	October 31, 2009

The views and opinions in this report were current as of October 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Emerging markets equities generated stellar returns in the 6- and 12-month periods ended October 31, 2009, rebounding sharply from the deep losses of 2008. As the global economy stabilized in early 2009, investors turned their focus to an eventual recovery and searched for higher returns from higher-risk assets, boosting liquidity levels substantially in emerging markets. Although higher oil prices and government stimulus packages buoyed Persian Gulf economies, markets in the Middle East and Africa lagged the broader emerging markets universe for both periods as investors tended to favor other emerging regions. We believe that African and Middle Eastern markets could show improving relative performance as investors recognize attractive valuations in our target regions.

PERFORMANCE COMPARISON

Your fund produced a very strong 35.25% return in the last six months and a milder gain of 7.40% in the one-year period ended October 31, 2009. As shown in the Performance Comparison table, the fund outperformed its previous benchmark, the S&P/IFCG Middle East & Africa Index, in the last six months but trailed the index for the 12-month period. Similarly, the fund outpaced its new benchmark, the MSCI Arabian Markets and Africa Index, in the last six months but trailed it for the year. Please note that we changed the fund’s benchmark at the beginning of July 2009 because we believe that the MSCI Arabian Markets and Africa Index—which includes the previously inaccessible Saudi Arabian market—is more representative of our opportunity set.

In the last six months, the fund’s outperformance was driven primarily by favorable stock selection in the financials sector—our largest sector allocation as of October 31, 2009, as shown in the table on page 6. Underweighting materials companies, which rallied with commodity prices, hurt our relative results. In terms of country allocation, our investments in the U.A.E. and Lebanon performed well, whereas overweighting Oman and Qatar, which lagged slightly, limited our gains. For the 12-month period, the fund underperformed primarily because we significantly underweighted South Africa, where stocks surged nearly 62% in U.S. dollar terms despite a weak economy, high unemployment, and a large trade deficit. Our underweighting reflects our belief that there are better long-term growth opportunities beyond this relatively closed economy.

WHY INVEST IN AFRICA AND THE MIDDLE EAST?

Despite the underperformance of African and Middle Eastern markets relative to other emerging regions this year, we still believe that they offer excellent long-term prospects and, as mentioned earlier, could be poised to perform better relative to other emerging regions. Valuations are currently at a discount relative to the broad emerging markets universe, and economic growth in the Middle East is relatively strong compared with many other parts of the world. We would like to welcome new investors to the fund and briefly review for all investors the case for investing in African and Middle Eastern markets.

Africa
• Excluding South Africa, growth in the sub-Saharan part of the continent has been strong for much of this decade—a marked turnaround from the 1980-1999 period, when the region’s expansion lagged the rest of the world.

• The boom in commodity prices has improved the terms of trade for many African countries that export oil, precious metals, bulk commodities, and agricultural produce. In addition, China has actively pursued bilateral agreements to secure supplies for its resource-hungry economy, and it is likely to remain a long-term trade partner.

• Many African countries have been able to reduce their debt obligations, thanks in part to favorable cancellation terms offered by creditor nations in the West and by global institutions. This has enabled them to accumulate exchange reserves that help promote currency stability and, in some cases, currency appreciation.

• Many African nations are implementing economic policies that emphasize fiscal restraint and help lower inflation, while the spread of democracy has helped to build political, social, and economic accountability. All of these developments have stimulated investment.

Middle East
• Since oil prices bottomed in the late 1990s, increased revenues from oil have fueled the economic growth of countries in the Gulf Cooperation Council (GCC): Bahrain, Kuwait, Oman, Qatar, Saudi Arabia, and the U.A.E.

• GCC countries have robust economic fundamentals and substantial current account surpluses that we believe are likely to continue expanding, unless oil prices fall significantly from current levels.

• Although the region had oil-driven booms in the 1970s and 1980s, what’s different this time is that GCC countries are opening their economies in an attempt to decrease their dependence on crude oil. Specifically, governments are trying to increase non-oil revenues through government-led investment.

• After years of underinvestment in areas such as housing, numerous infrastructure projects in the region are under way. Such projects are encouraging improvements in the political and legislative climate of other GCC countries.

Many countries in our target regions have amassed vast reserves during years of high commodity and oil prices. Slower global growth and lower commodity prices have had an effect on Africa and the Middle East, but regional growth is likely to be underpinned by government spending on infrastructure and investments in many sectors. In addition, many central banks have been proactive in attempting to stem the economic slowdown by announcing fiscal stimulus packages or providing capital to the banking system.

PORTFOLIO REVIEW

Emerging markets staged a powerful rally as the global economic downturn appeared to bottom and stabilize in early 2009. Investors returned to emerging markets in droves as their focus turned away from damage control and safe havens to eventual recovery and renewed growth. One key factor in the appeal of emerging markets was their relative health compared with the developed world. Governments in developing countries responded quickly and aggressively to the growing crisis with large stimulus programs, helping to blunt its ultimate impact. Additionally, a lack of exposure to the complex credit instruments that initiated the global financial crisis tended to insulate the banking systems of emerging economies, allowing easier access to credit and helping them rebound swiftly from the downturn.

Middle East
Gulf Cooperation Council (GCC)
The portfolio remains heavily concentrated in the GCC countries—Saudi Arabia, Kuwait, Bahrain, Oman, Qatar, and the U.A.E. These markets represented approximately 55% of fund assets at the end of our reporting period versus about 64% six months ago and 70% one year ago. We are continuing to look for opportunities to increase the fund’s diversification by investing in new markets, increasing the number of portfolio holdings, and reducing the fund’s concentration in the financials sector. Nevertheless, the fund’s financials sector holdings were by far the biggest positive contributors and provided the lion’s share of the fund’s outperformance relative to the regional index in the final half of the reporting period.

The U.A.E. fared best among the GCC markets in the last six months, climbing 55%, and our significant overweight (17% of assets at the end of October) versus the benchmark worked to our benefit. Although the Dubai property market is still experiencing some difficulties, the financial markets rallied as liquidity improved. Our top-performing holding in both the 6- and 12-month periods was DP World, a leading global port operator with 42 terminals in 22 countries. Shares surged in the last six months as the global economic outlook improved and traffic through its ports increased. Aldar Properties, the leading property developer in Abu Dhabi, was also one of our strongest performers. We have been impressed by the firm’s ability to manage its balance sheet effectively, and long-term demographic trends in Abu Dhabi look positive. As the only government-backed master developer for the emirate’s capital city, Aldar should benefit from the government’s solid financial position, which is based on 2 million barrels of oil production per day. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Our recently established Saudi Arabian exposure now accounts for 16% of fund assets. Although investments in Saudi Arabia had been restricted to residents of GCC countries, recent reforms have allowed foreign investors limited access to this market. Investing in Saudi Arabia increases the fund’s diversification and provides our shareholders with access to a growing economy—the largest among countries in the oil-rich Middle East. Wireless telecommunications company Etihad Etisalat and chemical firm Saudi Basic Industries posted modest but respectable returns over the last six months. Consumer staples holding Almarai underperformed the wider sector, although long-term prospects appear positive. It is the largest integrated food and dairy producer in the Gulf region and is considered one of the most prominent brands in this fast-growing region.

Other Middle East Countries

Together, Egypt and Lebanon account for approximately 21% of the fund’s allocation. Egypt rose 42% over the last six months and is up approximately 56% for the year; its improving economy was underpinned by large government stimulus programs and close ties to oil-rich Gulf states that benefited from rising oil prices. In the financials-heavy Lebanese market, the banking sector has been relatively insulated from the global financial crisis, enjoying solid growth in both deposits and loans. A prospective merger between Egyptian-based investment bank EFG Hermes and Lebanese Banque Audi was canceled. We were skeptical that significant synergies could be achieved when the primary opportunities were limited to combining the retail brokerage arms of the two firms. Partly as a result of merger talks and partly due to the global upswing in financial stocks, Banque Audi surged over the last six months and was the fund’s second-best performer. After recent meetings, our conviction on Banque Audi has only increased and it remains one of the fund’s largest positions. EFG Hermes posted more modest returns but remains a significant fund holding.

Africa
South Africa—the region’s largest market—posted returns of 33% and 62% in U.S. dollar terms for the 6- and 12-month periods, respectively. The strength of the rand versus the weakening dollar served as a tailwind for U.S.-based investors and accounted for a large portion of returns. Our large underweight in this market, which accounted for 14% of fund assets at the end of the reporting period versus 49% for the benchmark index, weighed on performance as South African shares surged. Although we increased our position somewhat, we remain underweight due to ongoing economic weakness, chronic unemployment, and a high current account deficit. Nevertheless, we believe company-specific opportunities exist, and our holdings fared well. Precious metals firms AngloGold and Impala Platinum posted good returns as global demand for commodities was resilient during the worst of the downturn and surged as the global economy stabilized. We eliminated our position in Impala Platinum after significant price appreciation and redistributed the proceeds to other opportunities in the region. With operations in fast-growing and underserved markets throughout Africa and the Middle East, mobile telecommunications provider MTN Group also recorded strong gains.

In the rest of sub-Saharan Africa, Nigerian commercial bank Guaranty Trust Bank was among the fund’s top performers over the most recent six months as the global financial crisis abated and investors flocked to high-quality but oversold financial shares. We believe that more investment opportunities exist in this part of our target region and are looking to add exposure to well-managed, market-leading companies as conditions allow.

Financials, industrials and business services, and materials were the fund’s top-performing sectors for the six-month period. Utilities, consumer staples, and health care were among our weaker performers, and our small energy exposure was the only sector to detract from the fund’s overall performance. For the year, telecommunication services, materials, and a small allocation to health care led fund performance. Financials, consumer discretionary, and energy weighed on returns over the past 12 months.

OUTLOOK

Despite its underperformance relative to other emerging market regions so far this year, our outlook for Africa and the Middle East remains optimistic. As indicated previously, valuations in the region are currently trading at a discount to other emerging markets. Economic growth is relatively strong compared with many other parts of the world, with the rebound in oil prices bolstering revenues and investor confidence. In many countries, surging oil revenues have also contributed to huge cash surpluses, which are often directed toward significant spending programs, such as roads, rail, and other infrastructure projects.

At the country level, we have positioned the fund to benefit from the region’s stronger economies. Our largest allocations include the U.A.E., Qatar, Egypt, Oman, and Saudi Arabia. Technical considerations limited our Saudi Arabian exposure since we first entered the market early in 2009. However, these issues were addressed, and we expect to benefit from Saudi Arabia’s large, diversified market and growing domestic demand. With its poor economic backdrop, we remain underweight in South Africa, although we believe attractive opportunities still exist in specific companies. We continue to seek opportunities to boost our exposure in the rest of sub-Saharan Africa and have added selectively in Kenya and Nigeria. However, liquidity remains poor in these smaller markets. Where possible, we will seek to add stocks in larger markets such as South Africa that generate significant portions of their revenues from the smaller African countries. At a sector level, we continue to see opportunities in financials because we expect the economic environment to improve over the long term. We are also overweight in industrials, which should benefit from increased infrastructure spending.

Because prospects can vary widely between countries and companies within this region, we will continue to rely on a combination of local knowledge gained from on-site visits and the global resources of T. Rowe Price’s extensive research platform. We believe the fund is positioned to perform well over time, as investors refocus on the fundamental strengths of the Africa and Middle East region in search of higher returns from riskier assets.

Respectfully submitted,

Joseph Rohm
Portfolio Manager

November 20, 2009

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Update on Dubai (12/1/09)

After our reporting period ended, the Dubai government announced toward the end of November that Nakheel—a large property developer owned by Dubai World, a Dubai government investment company—would delay the repayment of $3.5 billion in Nakheel bonds due on December 14, 2009. A few days later, Dubai World announced that it would restructure $26 billion of debt related to two of its businesses—Nakheel and Limitless. While other Dubai government-related entities were not affected by the restructuring, this is clearly a negative event for equity and credit markets in Dubai. At the time we printed this report, it seemed that the negative impact in regional and global markets stemming from these developments was short-lived.

We do not own any of the stocks directly related to this debt problem. DP World, as part of the Dubai World group, is possibly closest to the problem, but we see no direct impact at this time. DP World is excluded from the debt restructuring and does not have any debt maturing before 2012. Also, we believe that DP World is financially strong—it has $3 billion in cash and has strong positive cash flows—and our long-term outlook for this global port operator remains favorable. That said, risks remain and we are monitoring the situation closely.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

MSCI Arabian Markets and Africa Index: An index created by MSCI that measures the performance of various equity markets in the Middle East, in Africa, and along the Persian Gulf.

S&P/IFCG Middle East & Africa Index: An index created by Standard & Poor’s that measures the performance of the most active stocks in emerging Middle East and African markets. S&P uses data from the International Finance Corporation to create this capitalization-weighted index.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

| | Year Ended 10/31/09‡ | 10/31/08‡ | 9/4/07 Through 10/31/07‡ |
|---|---|---|---|
| **NET ASSET VALUE** | | | |
| Beginning of period | $ 7.05 | $ 11.92 | $ 10.00 |
| Investment activities | | | |
| Net investment income | 0.14 | 0.41 | – |
| Net realized and unrealized gain (loss) | 0.30[1] | (5.30) | 1.92 |
| Total from investment activities | 0.44 | (4.89) | 1.92 |
| Distributions | | | |
| Net investment income | (0.43) | – | – |
| Net realized gain | – | (0.01) | – |
| Total distributions | (0.43) | (0.01) | – |
| Redemption fees added to paid-in capital | – | 0.03 | – |
| **NET ASSET VALUE** | | | |
| **End of period** | $ 7.06 | $ 7.05 | $ 11.92 |

**Ratios/Supplemental Data**

| | | | |
|---|---|---|---|
| Total return[2] | 7.40% | (40.81)% | 19.20%[3] |
| Ratio of total expenses to average net assets | 1.62% | 1.32% | 1.75%[3][4] |
| Ratio of net investment income to average net assets | 2.48% | 3.20% | 0.18%[3][4] |
| Portfolio turnover rate | 93.2% | 77.3% | 16.6%[4] |
| Net assets, end of period (in thousands) | $ 215,535 | $ 288,151 | $ 80,346 |

‡ Per share amounts calculated using average shares outstanding method.

(1) The amount presented for a share outstanding throughout the year is inconsistent with the change in the aggregate gains and losses for the year because of the timing of sales and redemptions of the fund's shares in relation to fluctuating market values for the investment portfolio.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(3) Excludes expenses in excess of a 1.75% contractual expense limitation in effect through 2/28/10.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

# Portfolio of Investments ‡

(Cost and value in $000s)

| | Shares | Value |
|---|---|---|
| **EGYPT 12.1%** | | |
| **Common Stocks 12.1%** | | |
| Commercial International Bank | 211,840 | 2,203 |
| EFG Hermes | 814,249 | 4,763 |
| MobiNil-Egyptian | 184,113 | 7,092 |
| Orascom Development Holding (CHF) | 70,972 | 5,546 |
| Telecom Egypt | 1,999,695 | 6,470 |
| Total Egypt (Cost $16,348) | | 26,074 |
| **KENYA 1.1%** | | |
| **Common Stocks 1.1%** | | |
| Safaricom | 43,288,000 | 2,308 |
| Total Kenya (Cost $2,150) | | 2,308 |
| **KUWAIT 1.8%** | | |
| **Common Stocks 1.8%** | | |
| National Bank of Kuwait | 942,500 | 3,949 |
| Total Kuwait (Cost $5,790) | | 3,949 |
| **LEBANON 8.7%** | | |
| **Common Stocks 8.7%** | | |
| Banque Audi, GDR (USD) | 108,301 | 9,531 |
| Solidere, GDR (USD) | 347,900 | 9,130 |
| Total Lebanon (Cost $16,917) | | 18,661 |
| **NIGERIA 3.1%** | | |
| **Common Stocks 3.1%** | | |
| Diamond Bank | 32,535,208 | 1,637 |
| Guaranty Trust Bank, GDR (USD) | 818,021 | 5,051 |
| Total Nigeria (Cost $7,485) | | 6,688 |

| | | |
|---|---|---|
| **OMAN 7.3%** | | |
| **Common Stocks 7.3%** | | |
| Bank Muscat (SAOG) | 4,391,587 | 10,326 |
| National Bank of Oman | 401,304 | 339 |
| Raysut Cement | 1,270,000 | 4,993 |
| Total Oman (Cost $24,922) | | 15,658 |
| **QATAR 12.7%** | | |
| **Common Stocks 12.7%** | | |
| Commercial Bank of Qatar | 350,415 | 6,866 |
| Industries Qatar | 169,783 | 5,162 |
| Qatar Electricity & Water | 256,200 | 7,014 |
| Qatar National Bank | 200,598 | 8,415 |
| Total Qatar (Cost $26,434) | | 27,457 |
| **SAUDI ARABIA 16.4%** | | |
| **Participation Notes 16.4%** | | |
| Almarai, HSBC Bank, 3/27/12 (USD)(1) | 157,500 | 7,030 |
| Etihad Etisalat, HSBC Bank, 4/2/12 (USD)(1) | 950,000 | 11,226 |
| Samba Financial, Morgan Stanley, 9/27/10 (USD)(1) | 154,700 | 2,235 |
| Saudi Arabian Mining, Morgan Stanley, 10/11/10 (USD)(1) | 1,025,000 | 4,956 |
| Saudi Basic Industries, Deutsche Bank, 12/3/12 (USD)(1) | 459,600 | 9,898 |
| Total Saudi Arabia (Cost $32,218) | | 35,345 |
| **SOUTH AFRICA 13.9%** | | |
| **Common Stocks 13.9%** | | |
| AngloGold | 222,426 | 8,319 |
| Imperial Holdings | 418,140 | 4,314 |
| MTN Group | 288,000 | 4,323 |
| Naspers, N Shares | 67,600 | 2,431 |
| Raubex Group | 735,000 | 2,300 |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Africa & Middle East Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 4, 2007. The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located (or with primary operations) in Africa and the Middle East.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes that no events have occurred between October 31, 2009, the date of this report, and December 22, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On November 1, 2008, the fund adopted new accounting guidance that defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of this guidance did not have a material impact on the fund’s net assets or results of operations.

On May 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on October 31, 2009:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2009, approximately 96% of the fund’s net assets were invested, either directly or indirectly, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Participation Notes During the year ended October 31, 2009, the fund was a party to participation notes through which it gains exposure to common stock in markets where direct investment by the fund is not possible. Participation notes provide the economic benefit of common stock ownership to the fund, while legal ownership is retained by the counterparty. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $180,278,000 and $241,262,000, respectively, for the year ended October 31, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Reclassifications between income and gain relate primarily to the character of currency gains and losses. For the year ended October 31, 2009, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended October 31, 2009, and October 31, 2008, totaled $15,586,000 and $133,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2009, unused capital loss carryforwards expire as follows: $154,392,000 in fiscal 2016 and $187,021,000 in fiscal 2017.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2009, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through February 28, 2010. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.75%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. At October 31, 2009, there were no amounts subject to repayment. For the year ended October 31, 2009, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2009, expenses incurred pursuant to these service agreements were $171,000 for Price Associates; $408,000 for T. Rowe Price Services, Inc.; and $4,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Africa & Middle East Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Africa & Middle East Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 22, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $1,249,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $4,790,000 and foreign taxes paid of $66,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1991	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and manage-
(1943)	ment advisory firm (1995 to present)
1988

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe
[124]	Price Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[69]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Christopher D. Alderson (1962)	Chief Executive Officer, Director, and President,
President	T. Rowe Price International, Inc.; Vice President,
T. Rowe Price Global Investment Services
Limited and T. Rowe Price Group, Inc.

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., and T. Rowe Price Trust
Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Archibald A. Ciganer, CFA (1966)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group,
Inc.; formerly Senior Associate, BNP Paribas
Corporate Finance (Tokyo) (to 2005)

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.; formerly Financial
Analyst, Goldman Sachs (to 2005)

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

May Foo, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe
Executive Vice President	Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Investment Manager, Baillie Gifford (to 2006)

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Executive Vice President	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers, LLP
(to 2007)

Susan L. Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe
Executive Vice President	Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

Lillian Yan Li, CFA (1979)	Vice President, T. Rowe Price International, Inc.;
Vice President	formerly Analyst, Deutsche Bank (Hong Kong)
(to 2007)

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Student, London Business School (to 2005)

Susanta Mazumdar (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Inigo Mijangos (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Kepler Equities (to 2005)

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly Vice
President of Equity Research, Merrill Lynch
Investment Managers (Singapore) (to 2005)

Sridhar Nishtala (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, F&C Asset Management (London)
(to 2006); Senior Equity Analyst, Citigroup
(London) (to 2004)

Joseph Rohm (1966)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.; formerly Equity
Analyst, Insight Investment (to 2005)

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Francisco Sersale (1980)	Employee, T. Rowe Price; formerly Investment
Vice President	Analyst, Explorador Capital Management, LLC
(to 2005)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Miki Takeyama (1970)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.;
formerly Deputy Director, Space Industry Office,
Manufacturing Industries Bureau (to 2006);
Assistant Manager, Gas Safety Division, Nuclear
and Industrial Safety Agency (to 2003)

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Telecoms Analyst and Fund Manager, Deutsche
Asset Management (to 2005)

Clive M. Williams (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Ernest C. Yeung, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Alison Mei Ling Yip (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Credit Suisse First Boston (to 2006)

Christopher Yip, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,179,000 and $2,174,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 22, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 22, 2009